ING SERIES FUND, INC.

Brokerage Cash Reserves

(“Fund”)

Supplement dated November 12, 2010 to the Fund’s

Prospectus and Statement of Additional Information

each dated July 30, 2010

On October 19, 2010, the Board of Directors of ING Series Fund, Inc. approved a proposal to liquidate the Fund. It is expected that the liquidation will take place during the first quarter of 2011. At a later date, shareholders will be provided with notification of the liquidation date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE